UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -----------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 20, 2004

                                 --------------
                                  eLINEAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                     0-07418                76-0478045
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE          (IRS EMPLOYER
        INCORPORATION)                  NUMBER)            IDENTIFICATION NO.)

2901 WEST SAM HOUSTON PARKWAY NORTH, SUITE E-300, HOUSTON, TEXAS      77043
-----------------------------------------------------------------   ----------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 896-0500

Item 7.01   REGULATION FD DISCLOSURE

     Attached hereto as Exhibit 99.1 is a copy of eLinear's press release dated August 20, 2004, announcing record revenue of $5.3 million and significant second fiscal quarter achievements.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT NUMBER

99.1 Press Release Dated August 20, 2004, entitled "eLINEAR ANNOUNCES FISCAL Q2 2004 RESULTS AND RECORD REVENUE OF $5.3 MILLION - A 54% INCREASE FROM Q2 2003 AND PROJECTS $20 MILLION IN REVENUE FOR FISCAL 2004"

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                eLinear, Inc.

                                                (Registrant)

                                                By:  /s/ Kevan M. Casey
                                                     ------------------
                                                     (Signature)

                                                     Kevan M. Casey
                                                     Chief Executive Officer

August 24, 2004
--------------------
(Date)